Item 77I - Terms of new or amended securities

The Form of Amended and Restated GuideStone Funds Trust
Agreement is herein incorporated by reference to PEA 54 to the Registration Statement on Form N-1A (Accession No. 0001193125-
14-172457) as filed with the SEC on April 30, 2014.